Property and Equipment, net	12 Months Ended
Sep. 30, 2023
Property, Plant and Equipment [Abstract]
Property and Equipment, net

5. Property and Equipment, net

Property and equipment, net consist of the following:

	September 30, 2023	September 30, 2022
	US$	US$
Land	721,462	721,462
Buildings	1,129,961	1,129,961
Machinery & equipment	1,974,266	92,654
Vehicles	153,851	153,851
Furniture and fixtures	154,804	91,958
Software	870,727	698,000
Leasehold improvement	17,329	-
Total	5,022,400	2,887,886
Less: Accumulated depreciation	$(2,981,158)	$(682,802)
Property and equipment, net	2,041,242	2,205,084

Depreciation expenses was recorded in general and administrative expense. The Company recorded depreciation expenses of US$214,820 and US$220,767 for the year ended September 30, 2023 and 2022, respectively.

During the year ended September 30, 2022, the Company dispose of a building, including the land, with the aggregate cost of $1,287,795. A disposal gain of $813,064 was recognized as a result of this disposal.